Exhibit 99.1
--------------------------------------------------------------------------------
CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:      00-33268                                      ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:            Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                          MONTH ENDING - NOVEMBER, 2000



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


       /s/ Michael P. McGroarty                       Chief Operating Officer
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

         Michael P. McGroarty                                 12/21/00
----------------------------------------           -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:

                                                       Senior Vice President
         /s/ Sheldon A. Paul                        Finance and Administration
----------------------------------------           -----------------------------
    ORIGINAL SIGNATURE OF PREPARER                             TITLE

           Sheldon A. Paul                                    12/21/00
----------------------------------------           -----------------------------
       PRINTED NAME OF PREPARER                                DATE

NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268

           COMPARATIVE BALANCE SHEET
                                                           Schedule
                                                            Amount
                                                            ------
           ASSETS                                       July 24, 2000   September 30, 2000     October 31, 2000    November 30, 2000
                                                        -------------   ------------------     ----------------    -----------------
         1 UNRESTRICTED CASH                             $     745,751          $    456,377        $     231,179      $    275,327
         2 RESTRICTED CASH                                     414,160               420,831              312,197           261,230
                                                         -------------         -------------        -------------      ------------
         3   TOTAL CASH                                      1,159,911               877,208              543,376           536,557
         4 ACCOUNTS RECEIVABLE(NET)                            659,117               809,405            1,176,138         1,306,870
         5 INVENTORY                                            44,647                44,647               38,486            32,327
         6 NOTES RECEIVABLE                                        -                     -                    -                 -
         7 PREPAID EXPENSES                                    362,117               295,634              298,699           291,312
         8 OTHER                                             9,645,433             9,480,673            9,375,076         9,139,603
                                                         -------------         -------------        -------------      ------------
         9   TOTAL CURRENT ASSETS                           11,871,224            11,507,567           11,431,775        11,306,669
                                                         -------------         -------------        -------------      ------------
        10 PROPERTY, PLANT & EQUIPMENT                      10,084,459            10,089,949           10,093,194         6,404,370
        11 LESS:ACCUMLATED DEPRECIATION                     (8,463,070)           (8,624,309)          (8,702,998)       (5,242,032)
                                                         -------------         -------------        -------------      ------------
        12   NET PROPERTY , PLANT & EQUIPMENT                1,621,389             1,465,640            1,390,196         1,162,338
        13 DUE FROM INSIDERS
        14 OTHER ASSETS-NET OF AMORTIZATION                  2,520,898             2,480,593            2,468,320         2,415,557
        15 OTHER                                               182,666               143,695              141,290           121,033
                                                         -------------         -------------        -------------      ------------
        16   TOTAL ASSETS                                $  16,196,176          $ 15,597,495         $ 15,431,581      $ 15,005,597
                                                         =============         =============        =============      ============

           LIABILITIES & STOCKHOLDERS' EQUITY
           POSTPETITION LIABILITIES
        17 ACCOUNTS PAYABLE                              $         -            $    217,437         $    291,605      $    310,388
        18 TAXES PAYABLE                                           -                     -                    -                 -
        19 NOTES PAYABLE                                           -                     -                    -                 -
        20 PROFESSIONAL FEES                                       -                     -                    -                 -
        21 SECURED DEBT                                            -                     -                    -                 -
        22 OTHER                                                   -                     -                    -                 -
                                                                   -                     -                    -                 -
                                                         -------------         -------------        -------------      ------------
        23   TOTAL POST PETITION LIABILTIES                        -                 217,437              291,605           310,388
                                                         -------------         -------------        -------------      ------------
           PREPETITION LIABILITIES
        24 SECURED DEBT                                        133,261               102,151              102,151            99,107
           TAXES PAYABLE                                       305,905               239,135              234,848           261,966
        25 PRIORITY DEBT                                           -                     -                    -                 -
        26 UNSECURED DEBT                                    3,470,818             3,470,818            3,487,929         3,492,755
           DEFERRED  REVENUES                                3,440,007             2,701,332            2,270,147         2,007,452
        27 OTHER                                               945,206               610,287              674,366           683,212
                                                         -------------         -------------        -------------      ------------
        28   TOTAL PREPETITION LIABILTIES                    8,295,197             7,123,723            6,769,441         6,544,492
                                                         -------------         -------------        -------------      ------------
        29   TOTAL LIABILITIES                               8,295,197             7,341,160            7,061,046         6,854,880
                                                         -------------         -------------        -------------      ------------
           EQUITY
        30 PREPETITION OWNER'S EQUITY                        7,900,980             7,900,980            7,900,980         7,900,980
        31 POSTPETITION CUMULATIVE PROFIT(LOSS)                    -                 616,070              723,949           770,783
           FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                             (260,715)            (254,394)         (521,046)
        32 DIRECT CHARGES TO EQUITY                                -                     -                    -                 -
                                                                   -                     -                    -                 -
        33   TOTAL EQUITY                                   7,900,980             8,256,335            8,370,535          8,150,717
                                                         -------------         -------------        -------------      ------------
        34   TOTAL LIABILITIES & OWNERS EQUITY           $ 16,196,177          $ 15,597,495         $ 15,431,581       $ 15,005,597
                                                         =============         =============        =============      ============


NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER: 00-33268


        SCHEDULES FOR COMPARATIVE BALANCE SHEET
                                                             Schedule
                                                              Amount           Month               Month            Month
                                                          July 24, 2000  September 30, 2000  October 31, 2000  November 30, 2000
                                                          -------------  ------------------  ----------------  -----------------
     #8      OTHER ASSETS
             ------------
             DUE FROM SUBSIDIARY-FRANCE                     $  (340,671)     $  (297,224)      $  (294,065)       $  (289,328)
             DUE FROM SUBSIDIARY-AUSTRALIA                      374,203          366,274           246,947            156,001
             DUE FROM SUBSIDIARY-UNITED KINGDOM               9,249,494        9,099,024         9,109,596          8,960,332
             DUE FROM SUBSIDIARY-GERMANY                        362,407          312,599           312,598            312,598
                                                          -------------------------------------------------------------------
                                                            $ 9,645,433      $ 9,480,673       $ 9,375,076        $ 9,139,603
                                                          ===================================================================

     #14     OTHER ASSETS-NET OF AMORTIZATION
             --------------------------------
             GOODWILL                                       $   168,322      $   163,030       $   160,385        $   157,740
             PURCHASED RESEARCH & DEVELOPMENT                   308,937          231,703           193,086            154,468
             DEPOSITS                                            81,576          123,797           152,786            141,286
             INVESTMENT IN IMA, UK LTD.                         233,000          233,000           233,000            233,000
             INVESTMENT IN MITSUCON TECNOLOGIA SA             1,729,063        1,729,063         1,729,063          1,729,063
                                                          -------------------------------------------------------------------
                                                            $ 2,520,898      $ 2,480,593       $ 2,468,320        $ 2,415,557
                                                          ===================================================================

     #15     OTHER-ASSETS
             ------------
             NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA        $   182,666      $   143,695       $   141,290        $   121,033
                                                          ===================================================================

             PREPETITION TAXES PAYABLE
             -------------------------
             GENERAL INCOME TAX RESERVE                     $   167,188      $   104,713       $   100,370        $   100,370
             GENERAL SALES TAX RESERVE                          146,165          146,165           145,131            145,131
             STATE SALES TAXES PAYABLE                           (7,448)         (11,743)          (10,653)            16,465
                                                          -------------------------------------------------------------------
                                                            $   305,905      $   239,135       $   234,848        $   261,966
                                                          ===================================================================

     #27     OTHER LIABILITIES
             -----------------
             ACCRUED COMPENSATION                           $   383,853      $   308,937       $   334,457        $   296,203
             ACCRUED EXPENSES                                   172,748          (98,970)          (56,273)            (1,581)
             ACCRUED RENT                                       251,590          263,320           259,182            251,590
             ACCRUED INTEREST                                   137,015          137,000           137,000            137,000
                                                          -------------------------------------------------------------------
                                                            $   945,206      $   610,287       $   674,366        $   683,212
                                                          ===================================================================


NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268


           INCOME STATEMENT                                                     Month               Month               Month
                                                                          September 30, 2000   October 31, 2000   November 30, 2000
                                                                          ------------------   ----------------   -----------------
         1 GROSS REVENUES                                                          $  964,481        $ 1,003,220        $ 1,021,697
           ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                      -               28,654             20,925
         2 LESS:RETURNS AND ALLOWANCES                                                    -                  -                  -
                                                                                   ----------        -----------        -----------
         3   NET REVENUE                                                              964,481          1,031,874          1,042,622
                                                                                   ----------        -----------        -----------
           COST OF GOODS SOLD:
         4 MATERIAL                                                                       -                  -                  -
         5 DIRECT LABOR                                                                   -                  -                  -
         6 DIRECT OVERHEAD- 3RD PARTY COSTS                                             6,080             28,378             21,184
                                                                                   ----------        -----------        -----------
         7 TOTAL COST OF GOODS SOLD                                                     6,080             28,378             21,184
                                                                                   ----------        -----------        -----------
         8 GROSS PROFIT                                                               958,401          1,003,496          1,021,438
                                                                                   ----------        -----------        -----------
           OPERATING EXPENSES:
         9 OFFICER/INSIDER COMPENSATION                                               139,051            195,461            121,501
        10 SELLING AND MARKETING                                                       87,716             47,740             75,982
        11 GENERAL AND ADMINISTRATIVE                                                 413,894            586,274            523,158
        12 RENT AND LEASE                                                                 -                  -                  -
        13 OTHER                                                                          -                  -                  -
                                                                                   ----------        -----------        -----------
        14 TOTAL OPERATING EXPENSE                                                    640,661            829,475            720,641
                                                                                   ----------        -----------        -----------
        15 INCOME BEFORE NON-OPERATING INCOME AND EXPENSE                             317,740            174,021            300,797
                                                                                   ----------        -----------        -----------
           OTHER INCOME AND EXPENSE:
        16 NON OPERATING INCOME - INTEREST/OTHER                                       (8,393)           (59,407)            (2,162)
        17 NON OPERATING EXPENSE                                                          -                  -                  -
        18 INTEREST EXPENSE                                                             2,873                590              2,165
        19 DEPRECIATION EXPENSE                                                        65,673             64,966             62,640
        20 AMORTIZATION                                                                55,186             54,993             54,895
        21 OTHER     (See #1-Questionaire Explanations)                                   -                  -              136,425
                                                                                   ----------        -----------        -----------
        22 NET OTHER INCOME AND EXPENSE                                               115,339             61,142            253,963
           REORGANIZATION EXPENSE:
        23 PROFESSIONAL FEES                                                              -                  -                  -
        24 US TRUSTEE FEES                                                                -                5,000                -
        25 OTHER                                                                          -                  -                  -
                                                                                   ----------        -----------        -----------
        26 TOTAL REORGANIZATION EXPENSE                                                   -                5,000                -
                                                                                   ----------        -----------        -----------
        27 INCOME TAX                                                                     -                  -                  -
                                                                                   ----------        -----------        -----------
        28 NET PROFIT                                                              $  202,401        $   107,879        $    46,834
                                                                                   ==========        ===========        ===========


NAME:       INFORMATION MANAGEMENT ASSOCIATES, INC.
            CASE NUMBER: 00-33268


            CASH RECEIPTS AND DISBURSEMENTS                              Month                   Month                 Month
                                                                  September 30, 2000       October 31, 2000      November 30, 2000
                                                                  ------------------       ----------------      -----------------
          1 CASH-BEGINNING OF MONTH                                $       1,026,221         $       877,208        $      543,375
                                                                   -----------------         ---------------        --------------
            RECEIPTS FROM OPERATIONS
          2 CASH SALES                                                           -                       -                     -
            COLLECTION OF ACCOUNTS RECEIVABLE
          3 PREPETITION                                                      371,815                   9,175                87,243
          4 POST PETITION                                                    510,680                 362,048               672,607
                                                                   -----------------         ---------------        --------------
          5 TOTAL OPERATING RECEIPTS                                         882,495                 371,223               759,850
                                                                   -----------------         ---------------        --------------
            NON-OPERATING RECEIPTS
          6 LOANS AND ADVANCES
          7 SALE OF ASSETS                                                       -                       -                  15,461
          8 OTHER                                                             10,294                 173,971                 1,412
                                                                   -----------------         ---------------        --------------
          9 TOTAL NON OPERATING RECEIPTS                                      10,294                 173,971                16,873
                                                                   -----------------         ---------------        --------------
         10 TOTAL RECEIPTS                                                   892,789                 545,194               776,723
                                                                   -----------------         ---------------        --------------
         11 TOTAL CASH AVAILABLE                                           1,919,010               1,422,402             1,320,099
                                                                   -----------------         ---------------        --------------
            OPERATING DISBURSEMENTS
         12 NET PAYROLL                                                      384,177                 399,086               329,955
         13 PAYROLL TAXES PAID                                               184,487                 158,071               196,718
         14 SALES, USE & OTHER TAXES PAID                                     31,215                   3,628                   270
         15 SECURED/RENTAL/LEASES                                             70,908                  41,533                37,738
         16 UTILITIES                                                         56,953                  50,071                72,674
         17 INSURANCE                                                         44,300                  36,108                33,962
         18 INVENTORY PURCHASES                                                  -                       -                     -
         19 VEHICLE EXPENSES                                                     -                       -                     -
         20 TRAVEL                                                           159,760                 101,024                63,388
         21 ENTERTAINMENT                                                        -                       -                     -
         22 REPAIRS AND MAINTENANCE                                               16                     -                     -
         23 SUPPLIES                                                           1,313                     -                     -
         24 ADVERTISING                                                          778                     -                     -
         25 OTHER                                                            107,895                  84,506                48,837
                                                                   -----------------         ---------------        --------------
         26 TOTAL OPERATING DISBURSEMENTS                                  1,041,802                 874,027               783,542
                                                                   -----------------         ---------------        --------------
            TOTAL REORGANIZATION EXPENSE
         27 PROFESSIONAL FEES                                                    -                       -                     -
         28 US TRUSTEE FEES                                                      -                     5,000                   -
         29 OTHER                                                                -                       -                     -
                                                                   -----------------         ---------------        --------------
         30 TOTAL REORGANIZATION EXPENSE                                         -                     5,000                   -
                                                                   -----------------         ---------------        --------------
         31 TOTAL DISBURSEMENTS                                            1,041,802                 879,027               783,542
                                                                   -----------------         ---------------        --------------
         32 NET CASH FLOW                                                   (149,013)               (333,833)               (6,819)
                                                                   -----------------         ---------------        --------------
         33 CASH - END OF MONTH                                    $         877,208         $       543,375        $      536,557
                                                                   =================         ===============        ==============


NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268


             ACCOUNTS RECEIVABLE AGING:                                  Month              Month              Month
                                                                   September 30, 2000  October 31, 2000  November 30, 2000
                                                                   ------------------  ----------------  -----------------
          1  0-30 DAYS                                             $          659,095  $        246,637  $         594,873
          2  31-60 DAYS                                                       322,308           955,824            374,119
          3  61-90 DAYS                                                       280,147           291,605            560,904
          4  91+ DAYS                                                       2,304,559         2,379,948          2,432,540
                                                                   ------------------  ----------------  -----------------
          5  TOTAL ACCOUNTS RECEIVABLE                                      3,566,109         3,874,014          3,962,436
             OTHER ACCOUNTS RECEIVABLE                                        853,696           862,524            860,504
          6  AMOUNT CONSIDERED UNCOLLECTABLE                               (3,610,400)       (3,560,400)        (3,516,070)
                                                                   ------------------  ----------------  -----------------
          7  ACCOUNTS RECEIVABLE(NET)                              $          809,405  $      1,176,138  $       1,306,870
                                                                   ==================  ================  =================


           AGING OF POST PETITION TAXES AND PAYABLES:

           TAXES PAYABLE:                                 0-30 DAYS     31-60 DAYS      61-90 DAYS      91+ DAYS         TOTAL
                                                          ---------     ----------      ----------      --------         -----
        1  FEDERAL                                      $         -    $         -     $         -    $         -     $         -
        2  STATE                                                  -              -               -              -               -
        3  LOCAL                                                  -              -               -              -               -
        4  OTHER                                                  -              -               -              -               -
                                                        -------------  -------------   -------------  -------------   -------------
        5  TOTAL TAXES PAYABLE                          $         -    $         -     $         -    $         -     $         -
                                                        =============  =============   =============  =============   =============

                                                                                                                           TOTAL
                                                                                                                           -----

        6  ACCOUNTS PAYABLE:                            $     221,444   $     64,375   $      25,208  $        (639)  $     310,388
                                                        =============  =============   =============  =============   =============
           STATUS OF POSTPETITION TAXES:

                                                  BEGIN TAX         AMOUNT W/H OR
           FEDERAL                                LIABILITY            ACCRUED           AMOUNT PAID      ENDING TAX LIABILITY
           -------                           ---------------------------------------------------------------------------------
        1  WITHHOLDING                         $          -       $        122,121     $        122,121     $            -
        2  FICA EMPLOYEE                                  -       $         23,412     $         23,412                  -
        3  FICA EMPLOYER                                  -       $         23,412     $         23,412                  -
        4  UNEMPLOYMENT                                   -       $            103     $            103                  -
        5  INCOME                                         -       $            -       $            -                    -
        6  OTHER                                          -       $            -       $            -                    -
                                               --------------     ----------------     ----------------     ----------------
        7  TOTAL FEDERAL TAXES                            -       $        169,048     $        169,048                  -
                                               --------------     ----------------     ----------------     ----------------

           STATE AND LOCAL
           ---------------
        8  WITHHOLDING                                    -                 27,034               27,034                  -
        9  SALES                                      (10,653)              27,388                  270               16,465
       10  EXCISE                                         -                    -                    -                    -
       11  UNEMPLOYMENT                                   -                    326                  326                  -
       12  REAL PROPERTY                                  -                    -                    -                    -
       13  PERSONAL  PROPERTY                          15,587                  -                    -                 15,587
       14  OTHER                                          -                    310                  310                  -
                                               --------------     ----------------     ----------------     ----------------
       15  TOTAL STATE AND LOCAL                        4,934               55,058               27,940               32,052
                                               --------------     ----------------     ----------------     ----------------
       16  TOTAL TAXES                         $        4,934     $        224,106     $        196,988     $         32,052
                                               ==============     ================     ================     ================


NAME:  INFORMATION MANAGEMENT ASSOCIATES, INC.
       CASE NUMBER: 00-33268


       BANK RECONCILIATIONS:                         MONTH:                   November-00

                                           ACCOUNT #1       ACCOUNT #2  ACCOUNT #3    ACCOUNT #4    ACCOUNT #5       ACCOUNT #6
                                           ----------       ----------  ----------    ----------    ----------       ----------
A       BANK                              PEOPLES BANK  PEOPLES BANK   PEOPLES BANK  PEOPLES BANK  PEOPLES BANK     PEOPLES BANK
B       ACCOUNT NUMBER:                   048-7035708   064-7002287    048-7040507   064-7002279   048-7040515      048-7040523
                                                                       IMA DIP
C       PURPOSE(TYPE)                     IMA CUSTODIAL IMA OPERATING  OPERATING     IMA PAYROLL   IMA DIP PAYROLL  IMA DIP TAX
                                          ACCOUNT       ACCOUNT # 1    ACCOUNT # 2   ACCOUNT # 1   ACCOUNT # 2      ACCOUNT
        --------------------------------------------------------------------------------------------------------------------------
      1 BALANCE PER BANK STATEMENT         $       -    $     26,474   $    284,098  $       -     $          -     $      1,722
      2 ADD:TOTAL DEPOSITS NOT CREDITED            -             -              -            -                -              -
      3 SUBTRACT:OUTSTANDING CHECKS                -          (1,974)        (9,902)     (14,539)         (17,572)           -
      4 OTHER RECONCILING ITEMS                    -             -              -          1,030              (10)           -
                                           -----------  ------------   ------------  -----------   --------------   ------------
      5 MONTH END BALANCE PER BOOKS        $       -    $     24,500   $    274,196  $   (13,509)  $      (17,582)  $      1,722
                                                        ============   ============  ===========   ==============   ============
        DIFFERENCE
      6 NUMBER OF LAST WRITTEN CHECK                        032661        033559        035702          035786           1009



                                          ACCOUNT #7
                                          ----------
A               BANK                     ALEX BROWN
B       ACCOUNT NUMBER:                  24836526*

C       PURPOSE(TYPE)                    IMA RESTRICTED
                                         ACCOUNT
        -----------------------------------------------
      1 BALANCE PER BANK STATEMENT       $      267,230
      2 ADD:TOTAL DEPOSITS NOT CREDITED             -
      3 SUBTRACT:OUTSTANDING CHECKS                 -
      4 OTHER RECONCILING ITEMS                     -
                                         --------------
      5 MONTH END BALANCE PER BOOKS      $      267,230
                                         ==============
        DIFFERENCE                                  -
      6 NUMBER OF LAST WRITTEN CHECK            N/A




        INVESTMENT ACCOUNTS:
                                      DATE OF    TYPE OF     PURCHASE   CURRENT
        BANK ACCOUNT NAME & NUMBER    PURCHASE  INVESTMENT    PRICE      VALUE
                                      ------------------------------------------
      7                None                                 $      -    $    -
      8                None                                        -         -
      9                None                                        -         -
     10                None                                        -         -
                                                            ----------  --------
     11 TOTAL INVESTMENT                                    $      -    $    -
                                                            ==========  ========




        CASH:

     12 CURRENCY ON HAND                None
     13 TOTAL CASH - END OF MONTH    $   536,557
                                     ===========

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      PAYMENTS TO INSIDERS AND PROFESSIONALS:          MONTH           November-00

                                                              INSIDERS
      ------------------------------------------------------------------------------------------------------------------------------
                                                                 COMPENSATION
                                              ------------------------------------------------------
                                     TRAVEL                                                            TOTAL PAID   TOTAL PAID
      NAME                        REIMBURSEMENTS     PAYROLL  COMMISSIONS  ADVISORY FEES  EXECUTORY    THIS MONTH    TO DATE
                                  -----------------------------------------------------------------------------------------------
    1 PAUL SCHMIDT                 $         -   $       -   $        -   $        -   $         -   $         -    $       500
    2 TOM HILL                               -           -            -            -             -             -    $       500
    3 DAVID CALLARD                          -           -            -            -             -             -    $       500
    4 DON MILLER                             -           -            -            -             -             -    $    26,000
    5 PAUL FREDERICK                       3,318      15,417          -            -          12,500        31,235  $   122,010
    6 MIKE MCGROARTY                       3,886      13,334          -            -          12,500        29,720  $   123,622
    7 SHELDON PAUL                           178      12,500          -            -             -          12,678  $    75,695
    8 KEN BOIN                               885      10,417          -            -             -          11,302  $    46,878
    9 ROGER BEARD                            441      10,833          -            -             -          11,274  $    50,030
   10 ROB CHASE                            4,997      13,000          -            -             -          17,997  $    92,908
   11 MARIO FERREIRA                       3,524      12,500        8,500          -             -          24,524  $    49,080
   12 JIM ANDERSON                           -           -            -            -             -             -    $    65,166
                                  ----------------------------------------------------------------------------------------------
   13 TOTAL PAYMENT TO INSIDERS    $      17,229  $   88,001  $     8,500  $         -  $     25,000  $    138,730  $   652,889
                                  ==============  ==========  ===========  ===========  ============  ============  ============



                                                            PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TOTAL
                                                     DATE OF COURT                                     TOTAL PAID TO  INCURRED &
      NAME                                          AUTHORIZING PAYMENT  AMOUNT APPROVED  AMOUNT PAID      DATE         UNPAID
    1 DelConte, Hyde, Annello & Schuch                   10/13/2000      $        3,750   $     3,750  $       3,750  $    7,500
    2 Paul, Hastings, Janofsky & Walker LLP                                         -             -              -        17,185
    3 Reid & Riege, P.C.                                 12/13/2000               9,036           -              -         9,036
    4 Zeisler & Zeisler, P.C.                                                       -             -              -        17,808
    5                                                                               -             -              -           -
                                                                                          -----------  -------------  ----------
    6 TOTAL PAYMENT TO PROFESSIONALS                                                      $     3,750  $       3,750  $   51,529
                                                                                          ===========  =============  ==========



                        POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
      NAME OF CREDITOR                                           SCHEDULED
                                                              MONTHLY PAYMENT       AMOUNTS PAID DURING    TOTAL UNPAID
                                                                    DUE                  THE MONTH         POSTPETITION
    1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)                      $                -     $         -
    2 CROWN POINTE LLC                                                                              -               -
    3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                                                  -               -
    4 FINOVA LOAN ADMINISTRATION                                   $1,295                           -             1,295
    5 BSB LEASING (FORMERLY AMERILEASE)                            $4,037                           -             4,037
    6 INTEL FINANCIAL SERVICES                                     $4,619                         4,727             -
    7 IOS CAPITAL                                                  $4,595                         3,296             759
    9 LUCENT TECHNOLOGIES                                         $16,385                        16,385             -
   10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                                                              -
   11 IBM CORPORATION                                              $1,363                         1,363             -
   12 T-TECH HOLDING CO.                                          $11,967                        11,967          11,967
                                                                                   -------------------------------------
      TOTAL                                                                        $             37,738     $    18,058
                                                                                   ====================     ============




-----------------------------------------------------------------------------------------------------------------------------------
CASE NAME:               INFORMATION MANAGEMENT ASSOCIATES, INC.                CASE NUMBER: 00-33268              ACCRUAL BASIS
-----------------------------------------------------------------------------------------------------------------------------------


---------------------
   QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   YES        NO
-----------------------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?          X
-----------------------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSESSION ACCOUNT?                                  X
-----------------------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                     X
-----------------------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                                             X
-----------------------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                          X
-----------------------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                     X
-----------------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                           X
-----------------------------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


---------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   YES       NO
-----------------------------------------------------------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
-----------------------------------------------------------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
3. PLEASE ITEMIZE BELOW.
-----------------------------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                        INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              PAYMENT AMOUNT
       TYPE OF POLICY                        CARRIER                     PERIOD COVERED                       & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


CASE NAME:               Information Management Associates, Inc.
CASE NUMBER:             00-33268





Questionnaire Explanations:


#1 - On November 3, 2000, Information Management Associates, Inc. relocated its corporate headquarters. On October 4, 2000, the United States Bankruptcy Court issued an order approving the sale of certain office furniture and equipment. The Company received $15,461 for furniture and equipment having a book value of $47,016. This resulted in a loss from sale of furniture and equipment of $31,555.

      In addition, as a result of the move, the Company abandoned certain leasehold improvements with a book value of $104,870. Accordingly, the total loss associated with the sale of furniture, equipment and abandoned leasehold improvements is $136,425.


#10 - Certain trade accounts payable are aged beyond stated due dates. This is a result of either disputes, payments requiring court approval, or other prudent business considerations. The amounts deemed delinquent are nominal and should not have an impact on the delivery of services or operation of the Company.